Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Second Quarter Net Income of $2.860 Billion

●	Sound execution contributes to net sales gain of 34% and higher earnings.
●	Results benefit from healthy demand for farm and construction equipment and improved operating environment.
●	Full-year net income forecast increased to $9.25 billion to $9.50 billion with cash flow from equipment operations expected to be $10.00 billion to $10.50 billion.

MOLINE, Illinois (May 19, 2023) — Deere & Company reported net income of $2.860 billion for the second quarter ended April 30, 2023, or $9.65 per share, compared with net income of $2.098 billion, or $6.81 per share, for the quarter ended May 1, 2022. For the first six months of the year, net income attributable to Deere & Company was $4.819 billion, or $16.18 per share, compared with $3.001 billion, or $9.72 per share, for the same period last year.

Worldwide net sales and revenues increased 30 percent, to $17.387 billion, for the second quarter of 2023 and rose 31 percent, to $30.038 billion, for six months. Net sales were $16.079 billion for the quarter and $27.481 billion for six months, compared with $12.034 billion and $20.565 billion last year.

“As shown by the company’s outstanding second-quarter results, Deere continues to benefit from favorable market conditions and an improving operating environment,” said John C. May, chairman and chief executive officer. “We also are being helped by the sound execution of our business plans by our employees, dealers, and suppliers. They are doing an exceptional job meeting demand for our products and serving customers. Though supply-chain constraints continue to present a challenge, we are seeing further improvement.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2023 is forecast to be in a range of $9.25 billion to $9.50 billion.

“Based on Deere’s results to date, it’s clear we are well on our way to another year of exceptional achievement,” May said. “This is due in no small part to the success of our smart industrial operating model and our ability to provide value to our customers by helping them be more profitable, productive, and sustainable.”

Deere & Company	Second Quarter			Year to Date
$ in millions, except per share amounts	2023	2022	% Change	2023	2022	% Change
Net sales and revenues	$17,387	$13,370	30%	$30,038	$22,939	31%
Net income	$2,860	$2,098	36%	$4,819	$3,001	61%
Fully diluted EPS	$9.65	$6.81		$16.18	$9.72

Results for the presented periods were affected by special items. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	Second Quarter
$ in millions	2023	2022	% Change
Net sales	$7,822	$5,117	53%
Operating profit	$2,170	$1,057	105%
Operating margin	27.7%	20.7%

Production and precision agriculture sales increased for the quarter as a result of higher shipment volumes and price realization. Operating profit improved primarily due to price realization and improved shipment volumes, partially offset by increased SA&G and R&D expenses, higher production costs, and the unfavorable effects of foreign currency exchange.

Production & Precision Agriculture Operating Profit

Second Quarter 2023 Compared to Second Quarter 2022

$ in millions

$1,057
$552
$1,043
($90)
($70)
($120)
($155)
$46
($93)
$2,170
Second Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
Second Quarter 2023

Small Agriculture & Turf	Second Quarter
$ in millions	2023	2022	% Change
Net sales	$4,145	$3,570	16%
Operating profit	$849	$520	63%
Operating margin	20.5%	14.6%

Small agriculture and turf sales increased for the quarter due to price realization and higher shipment volumes, partially offset by the negative effects of foreign currency translation. Operating profit improved primarily as a result of price realization and improved shipment volumes / mix, partially offset by higher production costs, increased SA&G and R&D expenses, and the unfavorable effects of foreign currency exchange.

Small Agriculture & Turf Operating Profit

Second Quarter 2023 Compared to Second Quarter 2022

$ in millions

$520
$89
$442
($21)
($7)
($92)
($63)
$1
($20)
$849
Second Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
Second Quarter 2023

Construction & Forestry	Second Quarter
$ in millions	2023	2022	% Change
Net sales	$4,112	$3,347	23%
Operating profit	$838	$814	3%
Operating margin	20.4%	24.3%

Construction and forestry sales moved higher for the quarter primarily due to price realization and higher shipment volumes. Operating profit improved due to price realization and improved shipment volumes / mix, partially offset by higher production costs and increased SA&G and R&D expenses. Prior period results benefited from the non-cash gain on the remeasurement of the previously held equity investment in the Deere-Hitachi joint venture.

Construction & Forestry Operating Profit

Second Quarter 2023 Compared to Second Quarter 2022

$ in millions

$814
$159
$426
($5)
($18)
($187)
($41)
($279)
($31)
$838
Second Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
Second Quarter 2023

Financial Services	Second Quarter
$ in millions	2023	2022	% Change
Net income	$28	$208	-87%

Financial services net income for the quarter decreased due to less-favorable financing spreads and a higher provision for credit losses, partially offset by income earned on a higher average portfolio. Additionally impacting the quarter’s results was a $135 million after-tax correction of the accounting treatment for financing incentives offered to John Deere dealers, which affected the timing of expense recognition. The accounting correction is unrelated to current market conditions or the credit quality of the financial services portfolio, which remains strong. The allowance for credit losses, excluding the portfolio in Russia, was .40 percent of financing receivables as of April 30, 2023, compared with .42 percent in the prior period.

Industry Outlook for Fiscal 2023
Agriculture & Turf
U.S. & Canada:
Large Ag	Up ~ 10%
Small Ag & Turf	Down ~ 5%
Europe	Flat to Up 5%
South America (Tractors & Combines)	Flat
Asia	Down moderately

Construction & Forestry
U.S. & Canada:
Construction Equipment	Flat to Up 5%
Compact Construction Equipment	Flat to Up 5%
Global Forestry	Flat
Global Roadbuilding	Flat

Deere Segment Outlook for Fiscal 2023		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Up ~ 20%	0%	+15%
Small Ag & Turf	Up ~ 5%	-1%	+9%
Construction & Forestry	Up ~ 15%	0%	+10%

Financial Services	Net Income	$ 630

Financial Services. Fiscal-year 2023 net income attributable to Deere & Company for the financial services operations is forecast to be $630 million. Results are expected to be lower than fiscal year 2022 due to less-favorable financing spreads, the correction of the accounting treatment for financing incentives offered to John Deere dealers, unfavorable derivative market valuation adjustments, a higher provision for credit losses, higher SA&G expenses, and lower gains on operating-lease dispositions. These factors are expected to be partially offset by income earned on a higher average portfolio.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” and “Deere Segment Outlook,” relating to future events, expectations, and trends, constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	changes in U.S. and international laws, regulations, and policies relating to trade, spending, taxing, banking, monetary, environmental (including climate change and engine emission), and farming policies;
●	political, economic, and social instability of the geographies in which the company operates;
●	wars and other conflicts, including the current conflict between Russia and Ukraine;
●	adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth or possible recession, and regional or global liquidity constraints;
●	growth and sustainability of non-food uses for crops (including ethanol and biodiesel production);
●	the ability to execute business strategies, including the company’s Smart Industrial operating model, Leap Ambitions, and mergers and acquisitions;
●	the ability to understand and meet customers’ changing expectations and demand for John Deere products;
●	changes to governmental communications channels (radio frequency technology);
●	gaps or limitations in rural broadband coverage, capacity, and speed needed to support technology solutions;
●	the company’s ability to adapt in highly competitive markets;
●	dealer practices and their ability to manage distribution of John Deere products and support and service precision technology solutions;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	changes in the company’s credit ratings, and failure to comply with financial covenants in credit agreements could impact access to funding;
●	stress in the banking sector may have adverse impacts on vendors or customers as well as the company’s ability to access cash deposits;
●	availability and price of raw materials, components, and whole goods;
●	delays or disruptions in the company’s supply chain;
●	the ability to attract, develop, engage, and retain qualified personnel;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of the company and its products;
●	loss of or challenges to intellectual property rights;
●	legislation introduced or enacted that could affect the company’s business model and intellectual property, such as so-called right to repair or right to modify legislation;
●	investigations, claims, lawsuits, or other legal proceedings;
●	events that damage the company’s reputation or brand;
●	world grain stocks, available farm acres, soil conditions, harvest yields, prices for commodities and livestock, input costs, and availability of transport for crops; and
●	housing starts and supply, real estate and housing prices, levels of public and nonresidential construction, and infrastructure investment.

Further information concerning the company and its businesses, including factors that could materially affect the company’s financial results, is included in the company’s other filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that we cannot anticipate or that are not described herein because we do not currently perceive them to be material.

DEERE & COMPANY

SECOND QUARTER 2023 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Six Months Ended
	April 30	May 1%		April 30	May 1%
	2023	2022	Change	2023	2022	Change
Net sales and revenues:
Production & precision ag net sales	$7,822	$5,117	+53	$13,021	$8,473	+54
Small ag & turf net sales	4,145	3,570	+16	7,146	6,201	+15
Construction & forestry net sales	4,112	3,347	+23	7,314	5,891	+24
Financial services revenues	1,107	864	+28	2,147	1,734	+24
Other revenues	201	472	-57	410	640	-36
Total net sales and revenues	$17,387	$13,370	+30	$30,038	$22,939	+31

Operating profit: *
Production & precision ag	$2,170	$1,057	+105	$3,378	$1,353	+150
Small ag & turf	849	520	+63	1,296	891	+45
Construction & forestry	838	814	+3	1,463	1,085	+35
Financial services	41	279	-85	279	577	-52
Total operating profit	3,898	2,670	+46	6,416	3,906	+64
Reconciling items **	(47)	(111)	-58	(69)	(195)	-65
Income taxes	(991)	(461)	+115	(1,528)	(710)	+115
Net income attributable to Deere & Company	$2,860	$2,098	+36	$4,819	$3,001	+61

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expense, certain foreign exchange gains and losses, and income taxes. Operating profit of the financial services segment includes the effect of interest expense and foreign exchange gains or losses.

**     Reconciling items are primarily corporate expenses, certain external interest expense, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, equity in income of unconsolidated affiliates, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Six Months Ended April 30, 2023 and May 1, 2022

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Six Months Ended
	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$16,079	$12,034	$27,481	$20,565
Finance and interest income	1,079	796	2,073	1,595
Other income	229	540	484	779
Total	17,387	13,370	30,038	22,939

Costs and Expenses
Cost of sales	10,730	8,918	18,663	15,613
Research and development expenses	547	453	1,043	855
Selling, administrative and general expenses	1,330	932	2,283	1,713
Interest expense	569	187	1,049	417
Other operating expenses	363	328	660	638
Total	13,539	10,818	23,698	19,236

Income of Consolidated Group before Income Taxes	3,848	2,552	6,340	3,703
Provision for income taxes	991	461	1,528	710

Income of Consolidated Group	2,857	2,091	4,812	2,993
Equity in income of unconsolidated affiliates	2	6	3	8

Net Income	2,859	2,097	4,815	3,001
Less: Net loss attributable to noncontrolling interests	(1)	(1)	(4)
Net Income Attributable to Deere & Company	$2,860	$2,098	$4,819	$3,001

Per Share Data
Basic	$9.69	$6.85	$16.26	$9.78
Diluted	9.65	6.81	16.18	9.72
Dividends declared	1.25	1.05	2.45	2.10
Dividends paid	1.20	1.05	2.33	2.10

Average Shares Outstanding
Basic	295.1	306.2	296.3	306.8
Diluted	296.5	308.1	297.8	308.8

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	April 30	October 30	May 1
	2023	2022	2022
Assets
Cash and cash equivalents	$5,267	$4,774	$3,878
Marketable securities	856	734	682
Trade accounts and notes receivable - net	9,971	6,410	6,258
Financing receivables - net	38,954	36,634	34,085
Financing receivables securitized - net	5,659	5,936	4,073
Other receivables	2,593	2,492	2,306
Equipment on operating leases - net	6,524	6,623	6,465
Inventories	9,713	8,495	9,030
Property and equipment - net	6,288	6,056	5,715
Goodwill	3,963	3,687	3,812
Other intangible assets - net	1,222	1,218	1,352
Retirement benefits	3,519	3,730	3,059
Deferred income taxes	1,308	824	1,104
Other assets	2,510	2,417	2,280
Total Assets	$98,347	$90,030	$84,099

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$17,109	$12,592	$12,413
Short-term securitization borrowings	5,379	5,711	4,006
Accounts payable and accrued expenses	14,716	14,822	12,679
Deferred income taxes	511	495	584
Long-term borrowings	35,611	33,596	32,447
Retirement benefits and other liabilities	2,520	2,457	2,964
Total liabilities	75,846	69,673	65,093

Redeemable noncontrolling interest	102	92	99

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,395	20,262	18,904
Noncontrolling interests	4	3	3
Total stockholders’ equity	22,399	20,265	18,907
Total Liabilities and Stockholders’ Equity	$98,347	$90,030	$84,099

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Six Months Ended April 30, 2023 and May 1, 2022

(In millions of dollars) Unaudited

	2023	2022
Cash Flows from Operating Activities
Net income	$4,815	$3,001
Adjustments to reconcile net income to net cash used for operating activities:
Provision (credit) for credit losses	(89)	45
Provision for depreciation and amortization	995	933
Impairments and other adjustments	173	77
Share-based compensation expense	54	44
Gain on remeasurement of previously held equity investment		(326)
Provision (credit) for deferred income taxes	(377)	37
Changes in assets and liabilities:
Receivables related to sales	(4,407)	(1,535)
Inventories	(982)	(2,265)
Accounts payable and accrued expenses	(313)	(443)
Accrued income taxes payable/receivable	(96)	(139)
Retirement benefits	(68)	(1,020)
Other	148	(171)
Net cash used for operating activities	(147)	(1,762)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	12,593	11,190
Proceeds from sales of equipment on operating leases	993	1,035
Proceeds from sales of businesses and unconsolidated affiliates, net of cash sold	36
Cost of receivables acquired (excluding receivables related to sales)	(13,451)	(11,971)
Acquisitions of businesses, net of cash acquired	(41)	(473)
Purchases of property and equipment	(584)	(346)
Cost of equipment on operating leases acquired	(1,229)	(1,004)
Collateral on derivatives - net	367	(248)
Other	(178)	(71)
Net cash used for investing activities	(1,494)	(1,888)

Cash Flows from Financing Activities
Increase in total short-term borrowings	3,992	812
Proceeds from long-term borrowings	4,868	4,298
Payments of long-term borrowings	(3,567)	(3,625)
Proceeds from issuance of common stock	30	50
Repurchases of common stock	(2,546)	(1,226)
Dividends paid	(697)	(649)
Other	(63)	(46)
Net cash provided by (used for) financing activities	2,017	(386)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	70	(110)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	446	(4,146)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$5,387	$3,979

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	Special Items

2023

In the second quarter of 2023, the company corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023. Prior period results for Deere & Company were not restated, as the adjustment is considered immaterial to the company’s financial statements.

2022

In the second quarter of 2022, the company suspended shipments of machines and service parts to Russia. The suspension of shipments to Russia reduced actual and forecasted revenue for the region, which made it probable future cash flows will not cover the carrying value of certain assets. The accounting consequences during the second quarter of 2022 were impairments of most long-lived assets, an increase in reserves of certain financial assets, and an accrual for various contractual uncertainties.

In the second quarter of 2022, the company acquired full ownership of three former Deere-Hitachi joint venture factories and began new license and supply agreements with Hitachi Construction Machinery Co., Ltd. The remeasurement of the previously held equity investment resulted in a non-cash gain of $326 million (pretax and after-tax).

In the first quarter of 2022, the company had a one-time payment related to the ratification of the UAW collective bargaining agreement, totaling $90 million.

The following table summarizes the operating profit impact, in millions of dollars, of the special items recorded for the three months and six months ended April 30, 2023 and May 1, 2022:

	Three Months					Six Months
	PPA	SAT	CF	FS	Total	PPA	SAT	CF	FS	Total
2023 Expense:
Financing incentive – SA&G expense				$173	$173				$173	$173

2022 Expense (benefit):
Gain on remeasurement of equity investment – Other income			$(326)		(326)			$(326)		(326)
Total Russia/Ukraine events expense	$46	$1	47	26	120	$46	$1	47	26	120
UAW ratification bonus – Cost of Sales						53	9	28		90
Total expense (benefit)	46	1	(279)	26	(206)	99	10	(251)	26	(116)

Period over period change	$(46)	$(1)	$279	$147	$379	$(99)	$(10)	$251	$147	$289

(2)	The consolidated financial statements represent the consolidation of all Deere & Company’s subsidiaries. The supplemental consolidating data is presented for informational purposes. Transactions between the Equipment Operations and Financial Services have been eliminated to arrive at the consolidated financial statements. In the supplemental consolidating data in Note 3 to the financial statements, the “Equipment Operations” represents the enterprise without “Financial Services”, which include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within “Financial Services.”

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended April 30, 2023 and May 1, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$16,079	$12,034					$16,079	$12,034
Finance and interest income	121	36	$1,206	$847	$(248)	$(87)	1,079	796	[1]
Other income	185	584	91	104	(47)	(148)	229	540	[2,3]
Total	16,385	12,654	1,297	951	(295)	(235)	17,387	13,370

Costs and Expenses
Cost of sales	10,737	8,919			(7)	(1)	10,730	8,918	[4]
Research and development expenses	547	453					547	453
Selling, administrative and general expenses	935	753	397	181	(2)	(2)	1,330	932	[4]
Interest expense	103	97	540	112	(74)	(22)	569	187	[5]
Interest compensation to Financial Services	174	62			(174)	(62)			[5]
Other operating expenses	85	99	316	377	(38)	(148)	363	328	[6,7]
Total	12,581	10,383	1,253	670	(295)	(235)	13,539	10,818

Income before Income Taxes	3,804	2,271	44	281			3,848	2,552
Provision for income taxes	974	387	17	74			991	461

Income after Income Taxes	2,830	1,884	27	207			2,857	2,091
Equity in income of unconsolidated affiliates	1	5	1	1			2	6

Net Income	2,831	1,889	28	208			2,859	2,097
Less: Net loss attributable to noncontrolling interests	(1)	(1)					(1)	(1)
Net Income Attributable to Deere & Company	$2,832	$1,890	$28	$208			$2,860	$2,098

1 Elimination of Financial Services’ interest income earned from Equipment Operations.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of Financial Services’ income related to intercompany guarantees of investments in certain international markets and intercompany service revenue.

4 Elimination of intercompany service fees.

5 Elimination of Equipment Operations’ interest expense to Financial Services.

6 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

7 Elimination of Equipment Operations’ expense related to intercompany guarantees of investments in certain international markets and intercompany service expenses.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Six Months Ended April 30, 2023 and May 1, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$27,481	$20,565					$27,481	$20,565
Finance and interest income	234	70	$2,274	$1,675	$(435)	$(150)	2,073	1,595	[1]
Other income	417	801	268	192	(201)	(214)	484	779	[2,3]
Total	28,132	21,436	2,542	1,867	(636)	(364)	30,038	22,939

Costs and Expenses
Cost of sales	18,675	15,614			(12)	(1)	18,663	15,613	[4]
Research and development expenses	1,043	855					1,043	855
Selling, administrative and general expenses	1,719	1,410	569	307	(5)	(4)	2,283	1,713	[4]
Interest expense	204	188	983	270	(138)	(41)	1,049	417	[5]
Interest compensation to Financial Services	297	106			(297)	(106)			[5]
Other operating expenses	137	138	707	712	(184)	(212)	660	638	[6,7]
Total	22,075	18,311	2,259	1,289	(636)	(364)	23,698	19,236

Income before Income Taxes	6,057	3,125	283	578			6,340	3,703
Provision for income taxes	1,455	568	73	142			1,528	710

Income after Income Taxes	4,602	2,557	210	436			4,812	2,993
Equity in income of unconsolidated affiliates	1	5	2	3			3	8

Net Income	4,603	2,562	212	439			4,815	3,001
Less: Net loss attributable to noncontrolling interests	(4)						(4)
Net Income Attributable to Deere & Company	$4,607	$2,562	$212	$439			$4,819	$3,001

1 Elimination of Financial Services’ interest income earned from Equipment Operations.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of Financial Services’ income related to intercompany guarantees of investments in certain international markets and intercompany service revenue.

4 Elimination of Intercompany service fees.

5 Elimination of Equipment Operations’ interest expense to Financial Services.

6 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

7 Elimination of Equipment Operations’ expense related to intercompany guarantees of investments in certain international markets and intercompany service expense.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Apr 30	Oct 30	May 1	Apr 30	Oct 30	May 1	Apr 30	Oct 30	May 1	Apr 30	Oct 30	May 1
	2023	2022	2022	2023	2022	2022	2023	2022	2022	2023	2022	2022
Assets
Cash and cash equivalents	$3,587	$3,767	$3,167	$1,680	$1,007	$711				$5,267	$4,774	$3,878
Marketable securities	14	61	2	842	673	680				856	734	682
Receivables from Financial Services	5,899	6,569	5,669				$(5,899)	$(6,569)	$(5,669)				[8]
Trade accounts and notes receivable - net	1,562	1,273	1,358	10,422	6,434	6,079	(2,013)	(1,297)	(1,179)	9,971	6,410	6,258	[9]
Financing receivables - net	54	47	49	38,900	36,587	34,036				38,954	36,634	34,085
Financing receivables securitized - net	1		6	5,658	5,936	4,067				5,659	5,936	4,073
Other receivables	2,201	1,670	1,944	481	832	405	(89)	(10)	(43)	2,593	2,492	2,306	[9]
Equipment on operating leases - net				6,524	6,623	6,465				6,524	6,623	6,465
Inventories	9,713	8,495	9,030							9,713	8,495	9,030
Property and equipment - net	6,254	6,021	5,678	34	35	37				6,288	6,056	5,715
Goodwill	3,963	3,687	3,812							3,963	3,687	3,812
Other intangible assets - net	1,222	1,218	1,352							1,222	1,218	1,352
Retirement benefits	3,450	3,666	2,996	69	66	65		(2)	(2)	3,519	3,730	3,059	[10]
Deferred income taxes	1,355	940	1,247	59	45	49	(106)	(161)	(192)	1,308	824	1,104	[11]
Other assets	1,961	1,794	1,767	564	626	516	(15)	(3)	(3)	2,510	2,417	2,280	[9]
Total Assets	$41,236	$39,208	$38,077	$65,233	$58,864	$53,110	$(8,122)	$(8,042)	$(7,088)	$98,347	$90,030	$84,099

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$1,755	$1,040	$1,554	$15,354	$11,552	$10,859				$17,109	$12,592	$12,413
Short-term securitization borrowings			5	5,379	5,711	4,001				5,379	5,711	4,006
Payables to Equipment Operations				5,899	6,569	5,669	$(5,899)	$(6,569)	$(5,669)				[8]
Accounts payable and accrued expenses	13,759	12,962	11,370	3,074	3,170	2,534	(2,117)	(1,310)	(1,225)	14,716	14,822	12,679	[9]
Deferred income taxes	402	380	454	215	276	322	(106)	(161)	(192)	511	495	584	[11]
Long-term borrowings	7,310	7,917	8,556	28,301	25,679	23,891				35,611	33,596	32,447
Retirement benefits and other liabilities	2,410	2,351	2,855	110	108	111		(2)	(2)	2,520	2,457	2,964	[10]
Total liabilities	25,636	24,650	24,794	58,332	53,065	47,387	(8,122)	(8,042)	(7,088)	75,846	69,673	65,093

Redeemable noncontrolling interest	102	92	99							102	92	99

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,395	20,262	18,904	6,901	5,799	5,723	(6,901)	(5,799)	(5,723)	22,395	20,262	18,904	[12]
Noncontrolling interests	4	3	3							4	3	3
Financial Services equity	(6,901)	(5,799)	(5,723)				6,901	5,799	5,723				[12]
Adjusted total stockholders' equity	15,498	14,466	13,184	6,901	5,799	5,723				22,399	20,265	18,907
Total Liabilities and Stockholders’ Equity	$41,236	$39,208	$38,077	$65,233	$58,864	$53,110	$(8,122)	$(8,042)	$(7,088)	$98,347	$90,030	$84,099

8 Elimination of receivables / payables between Equipment Operations and Financial Services.

9 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

10 Reclassification of net pension assets / liabilities.

11 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

12 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Six Months Ended April 30, 2023 and May 1, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Cash Flows from Operating Activities
Net income	$4,603	$2,562	$212	$439			$4,815	$3,001
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision (credit) for credit losses	4	1	(93)	44			(89)	45
Provision for depreciation and amortization	565	518	500	530	$(70)	$(115)	995	933	[13]
Impairments and other adjustments		77	173				173	77
Share-based compensation expense					54	44	54	44	[14]
Gain on remeasurement of previously held equity investment		(326)						(326)
Distributed earnings of Financial Services	12	232			(12)	(232)			[15]
Provision (credit) for deferred income taxes	(304)	75	(73)	(38)			(377)	37
Changes in assets and liabilities:
Receivables related to sales	(255)	(215)			(4,152)	(1,320)	(4,407)	(1,535)	[16,18,19]
Inventories	(910)	(2,201)			(72)	(64)	(982)	(2,265)	[17]
Accounts payable and accrued expenses	161	(99)	243	(7)	(717)	(337)	(313)	(443)	[18]
Accrued income taxes payable/receivable	(97)	(144)	1	5			(96)	(139)
Retirement benefits	(67)	(1,024)	(1)	4			(68)	(1,020)
Other	54	(102)	103	(117)	(9)	48	148	(171)	[13,14,17]
Net cash provided by (used for) operating activities	3,766	(646)	1,065	860	(4,978)	(1,976)	(147)	(1,762)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			13,169	12,004	(576)	(814)	12,593	11,190	[16]
Proceeds from sales of equipment on operating leases			993	1,035			993	1,035
Proceeds from sales of businesses and unconsolidated affiliates, net of cash sold			36				36
Cost of receivables acquired (excluding receivables related to sales)			(13,584)	(12,260)	133	289	(13,451)	(11,971)	[16]
Acquisitions of businesses, net of cash acquired	(41)	(473)					(41)	(473)
Purchases of property and equipment	(583)	(345)	(1)	(1)			(584)	(346)
Cost of equipment on operating leases acquired			(1,327)	(1,090)	98	86	(1,229)	(1,004)	[17]
Increase in investment in Financial Services	(799)				799				[20]
Increase in trade and wholesale receivables			(5,310)	(2,159)	5,310	2,159			[16]
Collateral on derivatives – net		6	367	(254)			367	(248)
Other	(37)	(46)	(142)	(49)	1	24	(178)	(71)	[19]
Net cash used for investing activities	(1,460)	(858)	(5,799)	(2,774)	5,765	1,744	(1,494)	(1,888)

Cash Flows from Financing Activities
Increase (decrease) in total short-term borrowings	(225)	128	4,217	684			3,992	812
Change in intercompany receivables/payables	932	(424)	(932)	424
Proceeds from long-term borrowings	41	55	4,827	4,243			4,868	4,298
Payments of long-term borrowings	(47)	(308)	(3,520)	(3,317)			(3,567)	(3,625)
Proceeds from issuance of common stock	30	50					30	50
Repurchases of common stock	(2,546)	(1,226)					(2,546)	(1,226)
Capital Investment from Equipment Operations			799		(799)				[20]
Dividends paid	(697)	(649)	(12)	(232)	12	232	(697)	(649)	[15]
Other	(35)	(27)	(28)	(19)			(63)	(46)
Net cash provided by (used for) financing activities	(2,547)	(2,401)	5,351	1,783	(787)	232	2,017	(386)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	62	(113)	8	3			70	(110)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(179)	(4,018)	625	(128)			446	(4,146)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	3,781	7,200	1,160	925			4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$3,602	$3,182	$1,785	$797			$5,387	$3,979

13 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

14 Reclassification of share-based compensation expense.

15 Elimination of dividends from Financial Services to the Equipment Operations, which are included in the Equipment Operations operating activities.

16 Primarily reclassification of receivables related to the sale of equipment.

17 Reclassification of direct lease agreements with retail customers.

18 Reclassification of sales incentive accruals on receivables sold to Financial Services.

19 Elimination and reclassification of the effects of Financial Services partial financing of the construction and forestry retail locations sales and subsequent collection of those amounts.

20 Elimination of investment from Equipment Operations to Financial Services.